CONFORMED COPY

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   January 28, 2016

                    CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:          (201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAMBREX CORPORATION

Form 8-K

Current Report

January 28, 2016

Section 5 – Corporate Governance and Management

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Cambrex Corporation amended Article III, Section 3.a of the Corporation’s by-laws effective January 28, 2016. By this amendment the Board fixed that the entire board of directors may be removed, with or without cause, by the holders of the majority of the shares then entitled to vote at an election.

Item 9.01 - Exhibit

(c)     Exhibit Index

Exhibit 3.1  Text of Amendments to Cambrex Corporation’s By-laws

Item 601(b)

(3)(ii) Text of Amendment to By-Laws of Cambrex Corporation, effective January 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date: January 28, 2016	By:	/s/ Samantha M. Hanley
	Name:	Samantha M. Hanley
	Title:	Vice President, General Counsel & Secretary

Item 9.01 - Exhibits

(c)     Exhibit

Item 601(b)

(3)(ii) Text of Amendment to By-Laws of Cambrex Corporation, effective January 28, 2016.

ARTICLE III - DIRECTORS

Section 3.a. REMOVAL; RESIGNATION

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.